Exhibit 99.1

Andrea Jung Chairman and Chief Executive Officer

This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Words such as “estimate,” “project,” “forecast,”
“plan,” “believe,” “may,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “can,”
“expectation,” and similar expressions, or the negative of those expressions, may identify forward-looking statements.  Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results, levels of activity, performance or achievement of Avon to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management’s expectations.
Please see our “Risk Factors” in Part I, Item 1A, and “Management’s Discussion and
Analysis of Financial Conditions and Results of Operations” in Part II, Item 7, of Avon’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2010.  We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Please see the Appendix to this slide presentation which is posted on
www.avoninvestor.com for an explanation and/or reconciliation of certain Non-GAAP financial measures included in this presentation.

Investor materials, including today’s slides, can be found at: http://www.avoninvestor.com

Key Messages
•
We are committed to delivering sustainable
growth,
with mid-teen
operating margins by 2013
•
We have restructured
the management team
to
strengthen execution rigor
• In 2011, we are squarely focused on top and
bottom-line recovery
in the second half
•
We remain committed to sustained strategic
investment in 2011 and beyond
• We have redesigned short and long-term
executive compensation to tightly align with
operating margin expansion

Underlying these messages is our intent to reinforce management accountability and provide better visibility into our financial objectives

1 2 3 4 5 Management Reorganization A Look at 2013 More Detail on 2011 Executive Compensation 2011 Priorities Agenda

1 Management Reorganization

Implementing a Comprehensive Management
Realignment to Sharpen our Operational Focus
•
Represents most significant reorganization
since 2005
•
Entirely new CBU leadership team
– Five new regional heads
– New leadership in U.S. and Russia
• New Developed and Developing Market Group leaders
increases operational oversight
•
Strengthens management depth
and bench

Developed
Markets
Charles Cramb
Developing
Markets
Charles Herington
Chairman & CEO
Andrea Jung
•
Latin America
•
CEE
•
Asia Pacific & China
•
North America
•
WEMEA
•
Silpada & Liz Earle
•
Corporate Strategy

Leveraging Seasoned Internal Talent with
Strategic Hires to Strengthen Execution Rigor
•
Highly experienced
CBU leadership team
– Seasoned direct selling operators
– General management experience spanning all regions
– Cross-functional experience in Marketing and global
Direct Selling
• External searches underway for CFO and
Latin America CBU leader

2 2011 Priorities

Our 2011 Priorities are Clear • Restore growth in Brazil and Russia • Stabilize North America • Reignite Skincare • Deliver meaningful operating margin expansion

•
Organic sales growth of mid-single digit (C$)
– Low-single-digit growth continues in 1H
– Reaccelerate to mid-single digit growth in 2H
• FY adjusted operating margin expansion of 50-70 bps
– Lower in 1H
– Significant improvement in 2H
– Costing to lower end of mid-single digit sales growth
More Visibility on Goals for 2011

In Brazil, We are Expecting Revenue to Improve
Throughout the Year
• Return Service levels to
historical norms
• Sustain healthy Avon Field
fundamentals and consumer
demand
• Hold or grow Beauty
market share in 2H
How We Would Define Success in 2011

Aggressive Recovery Programs are Underway
in Brazil
• Short-term, end-to-end
micro-management of
service recovery
• Mid to long-term investments in
service infrastructure
• Stepped up RVP investment
to address Representative
annoyance factor and retention

In Russia, We are Focusing on Strengthening
Sales Growth in the Second Half
• Regain mid-single digit
Active Representative
growth by year-end
• Return Skincare and Color to
at-market growth by year-end
• Strengthen Field fundamentals
for share gains in 2012 and
beyond
How We Would Define Success in 2011

AVON
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In Russia, Growth Initiatives are Targeted
Against Field and Category Activation
•
New Sales Leadership
compensation plan that
increases earning potential
for first year leaders by 25%
•
Strengthened Skincare
pipeline, expected to pay
dividends in 2H
•
Higher focus on promotional
activity in Color

In North America, our Near-Term Goal is to
Stabilize the Top-Line
• Stem Active Representative
declines during the
second half
• Stabilize average order by
year-end
• Maintain steady annual
progress toward double-digit
operating margin
How We Would Define Success in 2011

Believe
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EXECUTIVE UNIT LEADER within
of first-time AUL achievement
$1,300
SENIOR EXECUTIVE UNIT LEADER
within
of first-time EUL achievement
$3,000

Initiatives are Underway in the U.S. to Stabilize
Field and Average Order Growth in the Near-Term
• $20 million investment to
improve Sales Leadership
earnings
– “Believe in Your Success”
program steps up recruiting
and development bonuses
•
Re-energized Holiday
offers and giftables
•
New Mom
& Baby
business in 2H

We are Also Evaluating Significant Changes to
our Sales Leadership Model
• More leadership titles and levels
• Increased compensation at all levels of Leadership
• Higher % of variable vs. fixed sales expense
• Even greater focus on Sales Leadership as a
growth driver
Opportunities Under Evaluation

Turning to our Global Beauty Business, Reigniting Skincare Growth is Critical in 2011 Avon Net Sales Growth, 2010 vs. 2009 (C$) 12% 6% 5% -3% Fragrance Color Personal Care Skincare

We are Strengthening our Skincare Portfolio with a Compelling Product Offer Across Price Tiers

AVON
care.
NUEVA!
Productos
no comedogénicos.
Testeados
dermatológicamente.
un abrazo de puro
confort
Nueva linea de Cuidados para el Cuerpo, Rostro, Manos y Labios.
24 horas de Humectación con Fórmulas Especiales que cuidan la piel como cuidas a tu familia.

In the Value Tier, We are Launching a New Global Brand, Avon Care Value-priced skin and body line for Developing markets

Avon Care Video

solution
hydra radiance day
solution
ageless accolade day

In Mass, We are Revitalizing Avon Solutions Revamped formula, brand and packaging launching Q2

In Masstige, We are Defending Anew with Technology First-to-Market Sun Care Innovation Q4 Anti-Aging Breakthrough

AN ANTI-AGING BREA
REVERSING SUN
AVON
CAMPAIGN 10
AT LAST.
REVERSE
THE VISIBLE DAMAGE
CAUSED BY THE SUN*
INTRODUCING
ANEW
SOLAR
ADVANCE
ANEW
SPF
45
SKIN CANCER FOUNDATION
*Based on a consumer-perception study
Solar Advance has received the Active Seal of Recommendation from the Skin Cancer Foundation
ANY AGE
ER SKIN
NCE
NS OF AGING
Wrinkles
Discolorations
2

ANEW
SOLAR ADVANCE

ANEW
SOLAR ADVANCE
SPF
45

First-to-Market Sun Innovation Reverses 50% of Sun Damage in 24 Hours

In Q4, We Will Continue to Build our Flagship
Anew Brand with an Anti-Aging Breakthrough
• Based on 10 years of
groundbreaking cell
biology research
• Uncovers a genetic link
between longevity and
youthful skin

Fountain of Youth Teaser Video

In sum, our execution focus against the top-line is clear – restore growth in Brazil and Russia, stabilize the U.S. and reignite Skincare

On the bottom-line, we are focused on delivering 50-70 bps of margin expansion…

…without compromising strategic investments against Avon’s long-term health

Our Investment Philosophy is Fully Aligned With
Growth Objectives as We Drive the Bottom-Line
• On average, grow
advertising and RVP
in line with sales
• Continuously optimize mix
based on paybacks
• Defend share in priority
markets and categories

In 2011, We are Rebalancing Investment From
Advertising to RVP to Support Field Recovery
A strong Field is a pre-requisite for
effective advertising investment
>10% increase
>10% decline
2011 vs. 2010 Investment Growth
RVP Advertising

Despite Reduced Overall Advertising Spend,
We Will Maintain Strong Support in Key Markets
2%
5%
Largest, Most
Competitive Markets
1
All Other
Avon Markets
2011E Advertising Spend as % Beauty Sales
1
Includes: Brazil, Russia, US, Mexico, Turkey, Colombia

50
100
And We Will Focus on Core Beauty Categories
With the Highest Near-Term Paybacks
Core Skincare,
Fragrance, Color
Hair Care
"White Space"
2010 Advertising Payback Index –
Large Market Example
Reducing spend in "white space" categories while
sustaining focus on core Beauty
Source: Brazil 2010 Marketing Mix Model

We Also Remain Committed to our Long-Term Strategic Growth Agenda Innovate our Channel to drive Representative productivity + Innovate our Market Basket to enhance average order

We are Launching New Advertising to Reinforce
Direct Selling Channel Equity
• Designed to promote the benefits of Direct Selling
• TV commercial tested significantly above industry
norms
• Airing in the U.S. and U.K.

Channel Ad

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We are Continuing to e-Enable Representatives...
•
Doubling geographic coverage
of e-tools in 2011
•
Aggressively focusing on activation,
leveraging
pilot market learnings
• Actively monitoring and measuring performance
Avon Leadership Manager e-Brochure Intelligent Ordering

AVON
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...And Early Pilot Market Results are Positive
Intelligent Ordering Example
• 90% of Representatives in
Russia, Poland and Ukraine
say they are using the tool
• In Brazil, Representatives
who used Intelligent Ordering
increased their units
per order
• In 8 markets today, rolling out
to 22 by year end

Service Model Transformation Remains a
Key Focus
•
Redefine core processes
that make up Service
• Define required business
requirements and
capabilities
• Redesign and standardize
OMS
Supported by a 60 person
global, cross-functional team
Objectives Scope
• Order Submission
• Product Availability
• Segmented Service
• Fulfillment and Delivery
• Settlement/Collections
• Returns
• Customer Service

Tiny Tillia
storybook from AVON
imaginative gifts for baby & mom • bath & body • babywear • layette • decor & more register @ www.avon.com

AVON
baby
AVON
baby
AVON
baby

To Enhance our Market Basket, We are Launching Mom and Baby... Expanding Avon Baby in Developing markets Launching Tiny Tillia, starting in the U.S.

NATURALLY ACTIVE SKINCARE
LIZ EARLE
LIZ EARLE
CLEANSE & POLISH™
HOT CLOTH CLEANSER
NATURALLY ACTIVE INGREDIENTS
ROSEMARY, CHAMOMILE,
COCOA BUTTER AND
EUCALYPTUS ESSENTIAL OIL
Cleanses and gently exfoliates
for smoother, clearer skin

SÌLPADA

...And We are Extending our Focus on Higher-Tier Direct Selling Liz Earle to begin global expansion in 2012 Silpada primarily focused in North America, now in U.K.

In sum, we will continue to invest in our brand and channel for the long-term as we deliver operating margin expansion

3 Executive Compensation

From
50%
Operating Profit
50% Revenue Growth
To
60%
Operating Margin
40% Revenue Growth
Business
Objectives
2011 Annual Incentive Plan is Tied to:
• Mid-single digit sales growth
• 12% adjusted operating margin
Annual Incentive Plan Shifts Focus From
Operating Profit to Operating Margin

New Long-Term Incentive Plan Drives Alignment
with Operating Margin Goals
•
Significant margin expansion
is required over the
three year period to trigger payout
•
Achievement of both
Cumulative Economic Profit and
Revenue Growth determine payout percentage
– Use of a payout “matrix”
ensures tradeoffs
between
revenue growth
and
profitability/margin
are
considered

Economic Profit is a Key Component of the Plan • Rewards management for both profitability and efficient asset management Economic Profit Capital Charge X Assets Employed Revenue X Operating Margin

Long-Term Incentive Plan Payout is Based on a Matrix Revenue Growth Low High 14% Margin

Payout is Tied to 14% Operating Margin by 2013 Revenue Growth Target (MSD) Low High 14% 14% 14% 14% 14% 100% payout 14% 14% Margin

Payout Can Exceed 100% Only If We Deliver Operating Margin Above 14% in 2013 Revenue Growth Target (MSD) Low High 14% 14% 14% 14% 14% 100% payout 14% 14% Margin

There is No Payout if Operating Margin is Less Than 13.5% and Economic Profit is Below Target Revenue Growth Target (MSD) Low 14% 14% 14% 14% 14% Margins too Low – 0% Payout 100% payout 14% High

New Incentive Programs – Summary
•
Tightly aligned to 2013 14% operating margin
• Annual and Long Term Plan work in tandem to:
–
Realize both revenue growth
and margin expansion
–
Effectively manage cash
and capital
• 100% of senior management long-term incentive
compensation is at risk
–
70% Performance RSUs
–
30% Performance cash

4 More Detail on 2011

Chuck Cramb Vice Chairman, Chief Finance and Strategy Officer 56

4 More Detail on 2011

A Look at 2011 Revenue Growth • We are costing to the lower end of mid-single digit sales growth

A Look at 2011 Revenue Growth
• We are costing to the lower end of mid-single digit
sales growth
• First-half organic sales likely to be in low-single digit
range
– Need to regain momentum
– 1Q expected to be similar to 4Q 2010
– Some improvement in 2Q

A Look at 2011 Revenue Growth
• We are costing to the lower end of mid-single digit
sales growth
• First-half organic sales likely to be in low-single digit
range
– Need to regain momentum
– 1Q expected to be similar to 4Q 2010
– Some improvement in 2Q
• Acquisitions expected to add approximately 2pts to
1H growth

A Look at 2011 Revenue Growth
• We are costing to the lower end of mid-single digit
sales growth
• First-half organic sales likely to be in low-single digit
range
– Need to regain momentum
– 1Q expected to be similar to 4Q 2010
– Some improvement in 2Q
• Acquisitions expected to add approximately 2pts to
1H growth
• Expect return to mid-single digit range in second half
– Minimal impact from acquisitions

A Look at 2011 Revenue Growth • Gradual recovery in Brazil – Shorts should return to historical norms – Representative annoyance dissipates

A Look at 2011 Revenue Growth
• Gradual recovery in Brazil
– Shorts should return to historical norms
– Representative annoyance dissipates
• Gradual recovery in Russia
– New compensation scheme takes hold
– Macro and competitive pressures remain

A Look at 2011 Revenue Growth
• Gradual recovery in Brazil
– Shorts should return to historical norms
– Representative annoyance dissipates
• Gradual recovery in Russia
– New compensation scheme takes hold
– Macro and competitive pressures remain
• North America remains in transition
– Rolling out changes to redesigned Sales Leadership
model
– Expect signs of stabilization by year-end

A Look at 2011 Revenue Growth
• Gradual recovery in Brazil
– Shorts should return to historical norms
– Representative annoyance dissipates
• Gradual recovery in Russia
– New compensation scheme takes hold
– Macro and competitive pressures remain
• North America remains in transition
– Rolling out changes to redesigned Sales Leadership
model
– Expect signs of stabilization by year-end
Mid-single digit
revenue growth

A Look at 2011 Operating Margin
• Key elements of our plan
– Overall mid-single digit sales growth
– Significant gross margin improvement
– RVP and advertising grow roughly in line with sales, with a shift more towards RVP
– Recalibrate the pace of incremental strategic investments
– Duplicate distribution costs to taper off in second half
– Overhead to grow slower than sales

A Look at 2011 Operating Margin
• Key elements of our plan
– Overall mid-single digit sales growth
– Significant gross margin improvement
– RVP and advertising grow roughly in line with sales, with a shift more towards RVP
– Recalibrate the pace of incremental strategic investments
– Duplicate distribution costs to taper off in second half
– Overhead to grow slower than sales
• Recognize potential headwinds
– Significant commodity cost increases
– Timing of major market recoveries and stabilizations
– Venezuela uncertainties

A Look at 2011 Operating Margin
• Key elements of our plan
– Overall mid-single digit sales growth
– Significant gross margin improvement
– RVP and advertising grow roughly in line with sales, with a shift more towards RVP
– Recalibrate the pace of incremental strategic investments
– Duplicate distribution costs to taper off in second half
– Overhead to grow slower than sales
• Recognize potential headwinds
– Significant commodity cost increases
– Timing of major market recoveries and stabilizations
– Venezuela uncertainties
Lower margins in 1H and improvement in 2H

A Look at 2011 Operating Margin
• Key elements of our plan
– Overall mid-single digit sales growth
– Significant gross margin improvement
– RVP and advertising grow roughly in line with sales, with a shift more towards RVP
– Recalibrate the pace of incremental strategic investments
– Duplicate distribution costs to taper off in second half
– Overhead to grow slower than sales
• Recognize potential headwinds
– Significant commodity cost increases
– Timing of major market recoveries and stabilizations
– Venezuela uncertainties
Leads to a 50-70bps margin improvement

2011 Cash Flow Expected to be Similar to Prior Year

2011 Cash Flow Expected to be Similar to
Prior Year
• Key Assumptions
– Mid-single digit revenue growth
– Achieve margin target for compensation
– Restructuring of $0.09 (~$65MM)
– No major Venezuela disruption

Key Swing Factors to 2011 Cash Flow • Higher net income – Mid-single digit revenue growth and target margins – Lower restructuring

Key Swing Factors to 2011 Cash Flow
• Higher net income
– Mid-single digit revenue growth and target margins
– Lower restructuring
• Offset by lower non-cash items
– 2010 impacted by Venezuela $60MM
– Lower obsolescence and bad debt provisions

Key Swing Factors to 2011 Cash Flow
• Higher net income
– Mid-single digit revenue growth and target margins
– Lower restructuring
• Offset by lower non-cash items
– 2010 impacted by Venezuela $60MM
– Lower obsolescence and bad debt provisions
• Results in higher cash-related earnings

Key Swing Factors to 2011 Cash Flow • Cash flow will further benefit from – Inventory improvements of 3 to 5 days – Lower income and other taxes • Primarily $60MM unfavorable 2010 timing

Key Swing Factors to 2011 Cash Flow
• Cash flow will further benefit from
– Inventory improvements of 3 to 5 days
– Lower income and other taxes
• Primarily $60MM unfavorable 2010 timing
• These gains offset by
– Higher accounts receivable (follows revenue increases)
– Lower A/P and Accruals
• Unfavorable CTI mismatch of $40MM in 2011 vs. $30MM
favorable mismatch in 2010
• Payout of 3 year Long-term Incentive cash plan
• Incremental pension contribution of $75MM

Key Swing Factors to 2011 Cash Flow
• Cash flow will further benefit from
– Inventory improvements of 3 to 5 days
– Lower income and other taxes
• Primarily $60MM unfavorable 2010 timing
• These gains offset by
– Higher accounts receivable (follows revenue increases)
– Lower A/P and Accruals
• Unfavorable CTI mismatch of $40MM in 2011 vs. $30MM
favorable mismatch in 2010
• Payout of 3 year Long-term Incentive cash plan
• Incremental pension contribution of $75MM
• Net result operating cash flow roughly equal to 2010

2011 Capital Expenditures Expected to Be in $300-315MM Range • Shifting from Supply Chain to higher IT investments (US$ Millions) 2008A 2009A 2010A 2011E $377 $296 $331 $300-315 IT Supply Chain Other

2011 Free Cash Flow Expected to Cover Dividends Free Cash Flow > $395 MM Current Dividend ~ $395 MM

5 A Look at 2013

$135
$200
$300
$40
$120
$230
$270
$300
$350
$390
$430 $430
$15
$80
$120
$150
$200
$300+ $300+ $300+
$15
$200+ $200+ $200+ $200+
2007 2008 2009 2010 2011 2012 2013+
SSI PLS 2005 Program 2009 Program
We Have and Expect to Continue to Deliver on
our Restructuring and Strategic Initiatives
Projected Savings and Benefits ($MM)
$1,130MM+
+$80
+$70
+$50
$930MM+

However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs

11.4% However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs

11.4% 4.2% However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs

2006 Adj. Op. Margin
GM Improvement
Restru. Savings (SG&A)

11.4% 4.2% 3.1% However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs

2006 Adj. Op. Margin
GM Improvement
Restru. Savings (SG&A)
RVP
Advertising
Brochure

11.4% -0.6% -0.9% -2.4% 3.1% 4.2% However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs -3.9%

2006 Adj. Op. Margin
GM Improvement
Restru. Savings (SG&A)
RVP
Advertising
Brochure
FCPA

11.4% -0.9% -0.6% -0.9% -2.4% 3.1% 4.2% However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs -3.9%

2006 Adj. Op. Margin
GM Improvement
Restru. Savings (SG&A)
RVP
Advertising
Brochure
FCPA
Transaction FX

11.4% -1.6% -0.9% -0.6% -0.9% -2.4% 3.1% 4.2% However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs -3.9%

2006 Adj. Op. Margin
GM Improvement
Restru. Savings (SG&A)
RVP
Advertising
Brochure
FCPA
Transaction FX
Other

11.4% -0.9% -1.6% -0.9% -0.6% -0.9% -2.4% 3.1% 4.2% However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs -3.9% • Freight • Bad Debt

2006 Adj. Op. Margin
GM Improvement
Restru. Savings (SG&A)
RVP
Advertising
Brochure
FCPA
Transaction FX
Other
2010 Adj. Op. Margin

11.4% 11.4% -0.9% -1.6% -0.9% -0.6% -0.9% -2.4% 3.1% 4.2% However, Savings and Benefits Have Been More than Offset by Planned Investments and Unanticipated Costs -3.9%

As Promised, We Reinvested for Future Growth… $430MM Restructuring Savings Advertising $265MM Strategic Investments $23MM RVP $400MM Incremental Investments 2005 vs. 2010

A Look at 2013 Margin • Revenue growth • Gross margin improvement • SG&A savings

A Look at 2013 Margin Revenue Growth

Our Business Fundamentals Should Drive Mid-Single Digit Growth • Beauty market is growing • Direct-selling channel remains strong • 68% of business in emerging and developing markets

64%
56%
17%
15%
14%
13%
11%
10%
10%
South
Africa
India Central
America
Turkey Ukraine Italy Argentina Colombia Philippines
Don’t Underestimate Growth Potential of Some of
the Smaller Markets
2010 Revenue Growth (C$)
2010 Revenue
~20%
of
Sales from
DD Growers

Geographic Mix Will be Beneficial
• Key market recovery
– Brazil and Russia
• Stabilization and then return to growth
– U.S. and China
• Growth from emerging and developing markets
– Higher margin businesses

A Look at 2013 Margin Gross Margin Improvement

Continue Improvement in Gross Margin 2010 Gross Margin 63.5% • Pricing + • Product Mix + • Supply Chain Productivity + • Continued Restructuring Savings + • Commodity Increases - 2013 Gross Margin ++

As Skincare Returns to Growth, We Expect to Benefit From its Strong Margins Skincare Color Fragrance Jewelry Personal Care Hair Care Home 1.3x

3-4% Annual Supply Chain Productivity Savings
by Focusing on…
• Strategic sourcing
– Directs: raw materials and components
– Indirects: maintenance & repair, and logistics
• Distribution
– New facilities come online (Brazil and Colombia)
– Automation and efficiency improvements of old facilities
• Greater leverage of our global manufacturing footprint
– Closure of Springdale and Germany factories (2012)
• Consolidating production into remaining facilities
– Increasing Beauty outsourcing from 10-15% to 30-35%

…with the Goal of Offsetting Some Inflationary
and Commodity Pressures
• Inflationary labor costs, mainly in LATAM & CEE
• Pricing pressure on our oil based derivatives
– Resins
– Chemicals
– Transportation
• As well as impact of cotton prices on our Non-Beauty
business

And our Highest Margin Markets Should Lead the Growth 2010 Adjusted Operating Margin ~60% of our portfolio 19% 15% 12% 12% 9% -5% CEE LATAM WEMEA AP NA China

A Look at 2013 Margin SG&A Savings

SG&A Savings
Overhead to grow slower than sales
- Restructuring savings
- ZOG philosophy
Advertising and RVP together, to
grow in line with sales
New facilities
Higher Average Order size
Advertising
RVP
Distribution
Overhead

Impact of Actions on 2013 Operating Margin
2010 Operating Margin 11.4%
• GM Improvement ++
• Advertising & RVP =
• Distribution Costs +
• Overhead Leverage +
• Geographic Mix +
2013 Operating Margin Mid-Teens

There Will Still be Some Mismatch Between Net Income and Cash Flow 2011 • LTI • Pension • Restructuring $40M mismatch 2012 • Closing 2 Factories • Restructuring $50M mismatch 2013 • No mismatch

Other Cash Flow Drivers
• Capital Expenditures to remain in $300-350MM range
• Target 3-5 day annual reduction in Inventory
• Continue to improve Accounts Payable terms
• Remain committed to competitive dividend

We Expect Continued Improvement in
Cash Flow…
• Driven by net income growth
• Benefit from working capital improvements
• End of restructuring programs
Will Improve to $1B+ Annual
Cash Flow from Operations

Closing Remarks…

In Summary…
• We have reorganized to strengthen operational
oversight and execution rigor
• We have redesigned short and long-term executive
compensation to tightly align with operating margin
expansion
• We remain squarely focused against :
– Restore sustainable top-line growth
– Deliver mid-teen operating margins by 2013
two priorities

Appendix

Non-GAAP Financial Measures
•
To supplement our financial results presented in accordance with US GAAP, we disclose operating results that have been adjusted to exclude the impact of changes due to the translation of foreign currencies into U.S. dollars. We refer to these adjusted growth rates as Constant $ growth, which is a non-GAAP financial measure. We believe this measure provides investors an additional perspective on trends.  To exclude the impact of changes due to the translation of foreign currencies into U.S. dollars, we calculate current year results and prior year results at a constant exchange rate.
Currency impact is determined as the difference between actual growth rates and constant currency growth rates.
•
We present gross margin and operating margin on a non-GAAP basis.  The discussion of our segments presents operating margin on a non-GAAP basis.  We have provided a quantitative reconciliation of the difference between the non-GAAP financial measure and the financial measure calculated and reported in accordance with GAAP.  These non-GAAP measures should not be considered in isolation, or as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  The Company uses non-GAAP financial measures to evaluate its operating performance and believes that it is meaningful for investors to be made aware of, on a period to period basis, the impacts of 1) costs to implement (“CTI”) restructuring initiatives and 2) costs and charges related to Venezuela being designated as a highly inflationary economy and the subsequent devaluation of its currency in January 2010 (“Venezuelan special items”).  The Venezuelan special items include the impact on the Statement of Income caused by the devaluation of the Venezuelan currency on monetary assets and liabilities, such as cash, receivables and payables; deferred tax assets and liabilities; and nonmonetary assets, such as inventory and prepaid expenses.  For nonmonetary assets, the Venezuelan special items include the earnings impact caused by the difference between the historical cost of the assets at the previous official exchange rate of 2.15 and the revised exchange rate of 4.30.

AVON PRODUCTS, INC.
SUPPLEMENTAL SCHEDULE
NON-GAAP FINANCIAL MEASURES
(Unaudited)
Reported
(GAAP)
CTI
restructuring
initiatives
Venezuelan
special items Rounding
Adjusted
(Non-GAAP)
62.8% 0.1 0.6 63.5%
13.2% 0.4 1.8 15.4%
6.9% 1.8 0.0 0.1 8.8%
18.8% 0.3 0.0 19.1%
12.1% 0.1 0.0 12.2%
12.4%
0.0 0.0 12.4%
(4.7)% 0.0 0.0 (0.1) (4.8)%
0.0% 0.0 0.0    0.0%
Total 9.9% 0.7 0.7 0.1 11.4%
Asia Pacific
China
Global and other
Latin America
North America
Central & Eastern Europe
Western Europe, Middle East & Africa
SEGMENT OPERATING MARGIN
Gross margin
$ in Millions (except per share data) TWELVE MONTHS ENDED 12/31/10

GAAP and C$ Growth Rates
10% 15% Philippines
10% 25% Colombia
11% 6% Argentina
Fragrance 11% 12%
Color 7% 6%
Personal Care 5% 5%
Skincare -3% -3%
South Africa 82% 64%
India 65% 56%
Central America 16% 17%
Turkey 17% 15%
Ukraine 12% 14%
Italy 7% 13%
GAAP Constant $